Exhibit 99.1

IMH Financial Corporation Announces Further Extension Of Offer To Exchange Up To $10.162 Million Of Outstanding 4% Subordinated Notes

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NEWS PROVIDED BY
IMH Financial Corporation ○
15:48 ET
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SCOTTSDALE, Ariz., Dec. 19, 2018 /PRNewswire/ -- IMH Financial Corporation ("IMH" or the "Company") today announced that it has further extended the deadline with respect to its offer to exchange up to $10.162 million aggregate principal amount of its outstanding 4% Subordinated Notes due April 28, 2019 (the "Old Notes") for an equivalent amount of its new 7% Notes due December 2021 (the "New Notes"). As a result of the extension, the exchange offer is now scheduled to expire at 5:00 p.m. (EDT) on January 16, 2019, unless further extended.

The exchange offer was scheduled to expire on December 19, 2018 at 5:00 p.m. (EDT). Except for the extension of the expiration date, all of the other terms of the exchange offer remain as set forth in the offering memorandum for the exchange offer, the form of which was included as Exhibit 99.T3E-1 to Form T-3/A filed with the U.S. Securities and Exchange Commission on October 17, 2018. Theextension of the exchange offer has been made to allow holders of Old Notes who have not yet tendered their Old Notes for New Notes additional time to do so.

Requests for assistance regarding the procedures for tendering Old Notes and requests for additional copies of this offering memorandum and other exchange offering materials may be directed to the Company or U.S. Bank National Association, the exchange agent for the offer. Please contact the exchange agent with any questions regarding the exchange offer by telephone at 1-800-934-6802 or by mail at U.S. Bank National Association, Attn: Corporate Actions, 111 Fillmore Avenue, St. Paul, MN 55107.

Exhibit 99.1

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any Old Notes or New Notes. The exchange offer is being made only pursuant to the exchange offering memorandum, which has been distributed to holders of the Old Notes and the form of which is included as Exhibit 99.T3E-1 to Form T-3/A filed with the U.S. Securities and Exchange Commission on October 17, 2018.

About IMH Financial Corporation

IMH is a real estate investment and finance company based in the southwestern United States engaged in various and diverse facets of the real estate lending and investment process, including origination, acquisition, underwriting, servicing, enforcement, development, marketing, and disposition.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements regarding the closing of the exchange offer and the time frame in which the exchange offer will occur, as well as statements including the words "believe," "expect," "plans" and words of similar meaning. These statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. Some of the factors which could affect the Company's future results and could cause results to differ materially from those expressed in its forward-looking statements are more fully discussed in its filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC's website at www.sec.gov.

Exhibit 99.1

For further information contact the Company:

Denise Garcia
Assistant Vice President – Shareholder Services 7001 N. Scottsdale Rd., Suite 2050
Scottsdale, AZ 85253 Email: dgarcia@imhfc.com Phone: (480) 840-8452

Or the Information Agent for the exchange offer:

D.F. King & Co., Inc. 48 Wall Street
New York, NY 10005

Banks and Brokers Call: (212) 269-5550
All Others Call: (800) 761-6521 Email: imh@dfking.com

SOURCE IMH Financial Corporation